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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 27, 2004

                           WHISTLER INVESTMENTS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


      Nevada                       000-33391                 98-0339467
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(State or Other Jurisdiction      (Commission            ( I.R.S. Employer
     of Incorporation)            File Number)            Identification No.)


5001 East Bonanza Road, Suite 144-145, Las Vegas, Nevada            89110
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code: (702) 296-2754


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           Former name or former address, if changed since last report



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

{ } Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

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Section 5--Corporate Governance and Management

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal
Year

         On October 27, 2004, the Company filed with the Secretary of State of the State of Nevada Amendments to its Articles of Incorporation that amended the Articles of Incorporation of the Company to increase the authorized number of shares of common stock from 21,000,000 to 90,000,000, and that authorized the Board of Directors to issue one or more series of the currently authorized class of 5,000,000 shares of preferred stock with such designations, rights, preferences, limitations and/or restrictions as it should determine by vote of a majority of such directors. The Amendments were approved by the stockholders of the Company at its Special Meeting of Stockholders, held on October 26, 2004.

[SECTION 9--FINANCIAL STATEMENTS AND EXHIBITS]

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

     No.       Description of Exhibit
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    3.1a       Amendment to Certificate of Incorporation, filed
               October 27, 2004


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                            WHISTLER INVESTMENTS, INC.


                            By /s/ Holly Roseberry
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                               Chief Executive Officer

Date: November 2, 2004